UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report:  August 3, 2004
                        (Date of earliest event reported)

                               Griffon Corporation
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)



   Delaware                      1-6620                          11-1893410
______________________________________________________________________________
(State or other               (Commission                       (IRS Employer
jurisdiction of               File Number)                      Identification
incorporation)                                                        No.)



100 Jericho Quadrangle, Jericho,  New York                         11753
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                                 (516) 938-5544
______________________________________________________________________________
              (Registrant's telephone number including area code)

                                       N/A
______________________________________________________________________________
         (Former name or former address, if changed since last report.)



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Item 12. Results of Operations and Financial Condition

     On August 3, 2004, Griffon Corporation (the "Registrant") issued a press release announcing the Registrant's financial results for the quarter and nine months ended June 30, 2004. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GRIFFON CORPORATION



                                           By: /s/Robert Balemian
                                              ---------------------------
                                              Robert Balemian, President


Dated:  August 4, 2004






















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                                  Exhibit Index

     99.1    Press release dated August 3, 2004 issued by Griffon Corporation.